December  10,  2002
Bathgate  Capital  Partners  LLC

Gentlemen:

Star E Media Corporation (the "Company"), hereby confirms its agreement with you (the "Placement Agent") as follows:

                                    Section 1
                         Representations and Warranties

The Company proposes to offer and sell a secured loan in the amount of $230,000 (the "Secured Loan") (on terms as set forth in Exhibit A attached hereto) with an "equity kicker" of 230,000 shares of the Company's common stock.

In order to induce the Placement Agent to enter into this agreement, the Company hereby represents and warrants to and agrees with the Placement Agent as follows:

     1.01  Documents:  The  documents  with  respect  to  the securities and all
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     exhibits  thereto,  copies  of  which have heretofore been delivered by the
     Company to the Placement Agent, have been prepared by the Company and consist of all current SEC filings by the Company including its Registration Statement on Form 10-SB, as amended (and still subject to amendment in response to comments from the SEC), and all subsequently filed Form 10-Q's, 8-K's and any other form filed with Securities and Exchange Commission.

     1.02  No Material Adverse Change: Except as reflected in or contemplated by
           --------------------------

     the Documents, or as disclosed by the Company to the Placement Agent, there shall not be, during the term of this Agreement, any material adverse change in the business, properties or technological position of the Company as a whole and there shall not have been any material transaction entered into by the Company, other than transactions entered into in the ordinary course of business.

     1.03  Legality of Securities Offered: The  securities  to  be  offered will
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     have  been  duly  and  validly  authorized and when issued and sold against payment, will  be  validly  issued,  fully  paid  and  non  assessable.

     1.04  Litigation: There  is,  and  at  the  Closing  Date, there will be no
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     action  suit  or  proceeding  pending  or  to  the knowledge of the Company threatened which might result in judgments against the Company, its officers, directors or affiliates other than those listed in the Documents.

     1.05  Authority:  The  execution  and  delivery  by  the  Company  of  this
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     agreement,  has  been duly authorized, and this Agreement is valid, binding and  legally  enforceable  obligation  of  the  Company.

In order to induce the Company to enter into this agreement, the Placement Agent hereby represents and warrants to and agrees with the Company as follows:

     1.06 Throughout the course of the Private Placement, the Placement Agent shall be and remain licensed as a broker-dealer with each state in which the Secured Loan is sold by the Placement Agent, and shall be and remain a member of the National Association of Securities Dealers, Inc.

                                    Section 2
                      Issue Sale and Delivery of Securities

     2.01  Placement  Agent  Appointment:  The  Company  hereby  appoints  the
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     Placement  Agent,  as  a  non-exclusive  agent  until  December  31,  2002.
     Placement Agent agrees to offer the Secured Loan on a "best efforts" basis on the terms and conditions set forth herein.

     2.02  Compensation  of  Placement Agent: In consideration for the Placement
           ---------------------------------
     Agent's execution of this agreement, and for the successful placement of the Secured Loan, the Company agrees to pay the Placement Agent cash compensation of 10% of the loan amount, payable on Closing Date, plus a non-accountable expense allowance equal to 3% of the loan amount, payable on the Closing Date. As additional consideration for the successful placement of the Secured Loan, the Company will issue to the Placement Agent or, at the Placement Agent's sole discretion, the Registered Representatives or Principals of the Placement Agent, Placement Agent Warrants to purchase 23,000 shares of Star E Media common stock (Placement Agent Warrants). The Warrants are exercisable for a period of thirty (30) months with an exercise price of $0.50 per share.

     2.03  Right  of  First  Refusal  on  Additional  Financing:  From  the date
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     following  the  closing  of  the acquisition of the Secured Loan, and for a period of two (2) years thereafter, the Company hereby grants to the Placement Agent a right of first refusal to act as the non-exclusive placement agent for any financing transactions by the Company of its equity and/or debt securities (the "Right"). If the Company receives a bona fide offer from any third party to serve as placement agent in such offering, which the Company is willing to accept, the Company shall promptly give written notice thereof to the Placement Agent, including all material terms and conditions of such offer. The Placement Agent shall then have fifteen
     (15) business days after receipt of such written notice to elect to enter into an agreement with the Company as a placement agent on the same terms and conditions as set forth in the Company's written notice. If the Placement Agent declines to exercise its Right or fails to notify the Company within the fifteen (15) business day period of an election to invoke its Right, the Company may enter into an agreement with such third party from whom it has received a bona fide offer and the Placement Agent's right hereunder shall thereupon terminate. If, however, the Company fails to enter into such an agreement with such third party or if the terms and conditions of such offer are thereafter materially changed, the Right granted to the Placement Agent shall once again apply.

     2.04  Representations and Warranties: The  Placement  Agent represents that
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     it  is  a  registered  broker  dealer  with  the  Securities  and  Exchange
     Commission  and  a  member  in  good  standing  with  the  NASD.

     2.05  Delivery  of  Securities:  All  securities  will  be delivered at the
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     closing  of  the  secured  loan.

                                    Section 3
                            Covenants of the Company

     3.01  Due Diligence: The Company will cooperate with the Placement Agent in
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     such  investigation of the Company as the Placement Agent may make or cause to be made of the business, operations, contracts, and obligations of the Company.

                                    Section 4
                                 Indemnification

     4.01  Indemnification  by  Company: The Company agrees to indemnify, defend
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     and  hold  harmless the Placement Agent, its representatives and affiliates from and against any and all losses, claims, damages, liabilities, expenses, joint or several, including reasonable attorney's and account-ant's fees and the costs of any of the Placement Agent's personnel involved in any matter arising out of the Company's reckless acts or breaches of law in connection with its performance under this agreement which they or any of them may incur under the Act, or any State securities law and the Rules and Regulations thereunder.

     4.02  Notification  to Company: The indemnified persons agree to notify the
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     Company  promptly  of  the  commencement  of  any  litigation or proceeding against the indemnified persons of which it may be advised, in connection with the offering and sale of the securities. The omission of the indemnified persons to so notify the Company of any such action shall relieve the Company from any liability which it may have to the indemnified persons.

     4.03  Indemnification  by  Placement  Agent:  The Placement Agent agrees to
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     indemnify and hold harmless the Company, its representatives and affiliates from and against any and all losses claims, damages, liabilities, expenses, joint or several, including reasonable attorney's and accountant's fees and the costs of any of the Company's personnel involved in any such matter arising out of the Placement Agent's reckless acts or breaches of law in connection with its performance under this agreement which they or any of them may incur under the Act, or any State securities law and the Rules and Regulations thereunder.

     4.04  Notification  to Placement Agent: The Company and indemnified persons
           --------------------------------
     agree to notify the Placement Agent promptly of the commencement of any litigation or proceeding against the indemnified persons of which it may be advised, in connection with the offering and sale of the securities. The omission of the indemnified persons to so notify the Company of any such action shall relieve the Company from any liability which it may have to the indemnified persons.

                                    Section 5
                                   Termination

     5.01  Failure to Comply with Agreement: This Agreement may be terminated by
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     either  party  hereto,  by notice to the other party in the event that such party shall have failed or been unable to comply with any of the terms, conditions or provisions of this agreement required by either the Company or the Placement Agent to be performed, complied with or fulfilled by it within the respective times herein provided for, unless compliance therewith has been expressly waived by the non-defaulting party in writing.

                                    Section 6
                                     Notice

Except  as  otherwise  expressly  provided  in  this  agreement:

     6.01  Notice  to  Company: Whenever notice is required by the provisions of
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     this  Agreement to be given to the Company, such notice shall be in writing to  the  Company  as  provided  below:

     E.G.  (Gene)  Abbadessa,  President,  COO
     Star  E  Media
     27171  Burbank  Road
     Lake  Forest,  CA  92630

     Phone:   (949)  581-9477
     Fax:     (949)  581-9957

     6.02  Notice  to  Placement  Agent:  Whenever  notice  is  required  by the
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     provisions  of  this  Agreement  to  be  given to the Placement Agent, such notice  shall  be  in  writing  to  the  Placement Agent as provided below:

     Vicki  D.E.  Barone
     Bathgate  Capital  Partners  LLC
     5350  S.  Roslyn  St.,  #400
     Greenwood  Village,  CO  80111

     Phone:   303-694-0862
     Fax:     303-694-6287

                                    Section 7
                                  Miscellaneous

     7.01  Governing Law: The validity, interpretation, and construction of this
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     Agreement and of each part hereof will be governed by the laws of the State of Colorado. The parties agree that any dispute which arises between them relating to this Agreement or otherwise shall be submitted for resolution in conformity with the Securities Arbitration Rules of the American
     Arbitration Association. The parties agree that the location of an arbitration hearing before the arbitrators shall be in Denver, Colorado and each party shall request such location.

     7.02  Counterparts:  This  agreement  may  be  executed  in  any  number of
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     counterparts,  each  of  which  will  constitute  an  original.

Please confirm that the foregoing correctly sets forth the Agreement between you and the Company.

                                    Sincerely,

                                    Star  E  Media  Corporation


  12/11/02                          /s/ Gene Abbadessa
-------------               By:     -------------------------------------------
Date:                               E.  G.  (Gene)  Abbadessa


We hereby confirm as of the date hereof that the above letter sets forth the Agreement between the Company and us.


                                    Bathgate  Capital  Partners  LLC


  12/10/02                          /s/ Vicki D.E. Barone
-------------               By:     -------------------------------------------
Date:                               Vicki  D.E.  Barone,  Manager  and  CCO/CFO